Business combinations	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combinations
42. Business combinations
There were no business combinations for the years ended December 31, 2022 and 2020.

On December 17, 2021, the Group completed the Business Combination between Zegna and IIAC. See Note 1 — General information for additional information. A summary of the Group’s other business combinations for the year ended December 31, 2021 is provided below.

Acquisition of Tessitura Ubertino

On June 4, 2021 the Group acquired 60% of Tessitura Ubertino, a company active in the textile business. As a result of acquisition, the Group has expanded its textile activities and product offering. Details of the purchase consideration, the net assets acquired and goodwill were as follows:

(€ thousands)	At acquisition date
Consideration paid	5,880
Contingent consideration	1,170
Total consideration	7,050

The cash consideration of approximately €7,050 thousand included a €1,170 thousand earn-out payment, subject to Tessitura Ubertino achieving certain predetermined operating performance targets for the years 2021 and 2022. The operating performance targets for 2021 were achieved and 50% portion of the earn-out payment, amounting to €585 thousand, was paid by Zegna in cash in 2022. The remaining earn-out payment of €585 thousand will be paid in 2023 if Tessitura Ubertino achieves the defined operating performance targets for 2022.

(€ thousands)	Fair value at acquisition date
Cash and cash equivalents	2,366
Trade receivables	1,681
Inventories	1,564
Other current assets	626
Property, plant and equipment	641
Intangible assets	4,200
Account payables	(1,872)
Other current liabilities	(712)
Employee benefits	(272)
Deferred tax liabilities	(1,172)
Net identifiable assets acquired	7,050
Less: Non-controlling interests	(2,820)
Goodwill	2,820
Net assets acquired including goodwill	7,050

Goodwill arising from the acquisition of €2,820 thousand is primarily attributable to the expected synergies from combining operations of the acquiree and the acquirer. The goodwill is not deductible for tax purposes. Minor acquisition-related costs were expensed and recorded within purchased, outsourced and other costs in the consolidated statement of profit and loss. The Group elected to recognize non-controlling interests at its proportionate share of the acquired net identifiable assets. The details of the net cash outflows related to the acquisition are shown below:

(€ thousands)	At acquisition date
Consideration paid	(5,880)
Cash and cash equivalents acquired	2,366
Net cash outflow - Investing activities	(3,514)

Tessitura Ubertino was consolidated in Zegna’s consolidated financial statements starting on June 4, 2021, and contributed revenues of €5,625 thousand and profit of €561 thousand to the Group from that date until December 31, 2021 and revenues of €10,210 thousand and profit of €938 thousand in 2022. If the acquisition had occurred on January 1, 2021, the consolidated statement of profit and loss the year ended December 31, 2021 would have included additional revenues for €3,987 thousand and profit for the year of €674 thousand.
Contingent consideration relating to the acquisition of Gruppo Dondi S.p.A.

In 2021 the Group paid contingent consideration of €710 thousand relating to the acquisition of Dondi, which was completed in July 2019, based on the achievement of certain predetermined performance targets by Dondi.